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                                                                   Exhibit 10.39

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                                CITIBANK LIMITED
                                ACN 004 325 080



                                  CITIBANK NA
                                ARBN 072 814 058



                           MONTE CELLO CORPORATION NV




                           DEED OF ASSIGNMENT OF DEBT
                            (Residual Citibank Debt)






                                HENRY DAVIS YORK
                                    Lawyers
                                    Level 25
                                135 King Street
                                Sydney NSW 2000
                              Tel: (02) 9364 6300
                              Fax: (02) 9235 1244
                                 DX: 173 Sydney
                              Ref: SAM/AJM 990095

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                           DEED OF ASSIGNMENT OF DEBT

THIS DEED is made the 1st day of April 1999

PARTIES

CITIBANK LIMITED ACN 004 325 080 and CITIBANK NA ARBN 072 814 058 of 1 Margaret Street, Sydney, New South Wales, Australia

MONTE CELLO CORPORATION NV of Kaya Flambayan 3c, Curacao, Netherlands Antilles ("DEBT PURCHASER")

OPERATIVE PART

1.  DEFINITIONS AND INTERPRETATIONS

    1.1  The following words have these meanings in this deed:

         "CITIBANK" means Citibank Limited ACN 004 325 080 and Citibank NA ARBN 072 814 058.

         "CMT" means Copper Mines of Tasmania Pty Limited ACN 065 339 835 (administrator appointed).

         "CITIBANK DEBT" has the meaning given in the Specialty Deed.

         "MLMC" means Mt Lyell Mining Company Limited ACN 000 690 308 (in liquidation).

         "MLMC DEBT" has the meaning given in the Specialty Deed.

         "RETAINED CITIBANK DEBT" has the meaning given in the Specialty Deed.

         "RESIDUAL CITIBANK DEBT" has the meaning given in the Specialty Deed.

         "SPECIALTY DEED" means the deed between CMT, Citibank and MLMC dated on or about the date of this deed.

         "SUBORDINATION DEED POLL" means the deed poll by the Debt Purchaser and to which Citibank is a party dated on or about the date of this deed.

2.  ASSIGNMENT OF THE DEBT

    2.1 In consideration of the payment of the sum of AUD1.00 (the receipt of which is hereby acknowledged) Citibank as beneficial owner hereby assigns to the Debt Purchaser all of its right, title and interest in the Residual Citibank Debt.

    2.2 The Debt Purchaser acknowledges that the Residual Citibank Debt will be unsecured and, except as permitted under the Subordination Deed Poll, will remain unsecured.
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                                     - 2 -

3.   AVOIDANCE OF DOUBLE-COUNTING

     3.1  The parties acknowledge and agree:

          3.1.1 that to the extent that any prepayment or repayment of an amount of the Citibank Debt is made at any time and from time to time, then the MLMC Debt will be reduced by a corresponding amount;

          3.1.2 that to the extent that any prepayment or repayment of an amount of the MLMC Debt is made at any time and from time to time, then the Residual Citibank Debt (but not the Retained Citibank Debt) will be reduced by a corresponding amount; and

          3.1.3 that none of them will make any claim against any other of them in respect of any reduction of the MLMC Debt and the Residual Citibank Debt which is referred to in clause 3.1.1 and 3.1.2.

4.   GENERAL

     4.1 No modification of the agreement recorded in this deed is to be binding unless it is in writing and signed by or on behalf of each party.

     4.2 Any provision of this deed which is illegal, void or unenforceable is to be ineffective to the extent only of that illegality, voidness or unenforceability without invalidating the remaining provisions of this deed.

     4.3 This deed is governed by the laws of New South Wales. The parties submit to the exclusive jurisdiction of the courts of that place.

     4.4 The Debt Purchaser must pay for all duties (including, without limitation, stamp duty, financial institutions duty, transaction duty and bank accounts debit tax), levies, taxes, charges and fees (together with any related interest, penalties, fines and expenses in connection with them) in connection with the execution, delivery, performance or enforcement of this deed or any payment, receipt or transaction contemplated by it or the documents referred to in, or contemplated by it, including without limitation any assignment of the Residual Citibank Debt.

     4.5 If this deed is signed in counterparts, each is deemed an original and all constitute one and the same instrument.

     4.6 All payments to be made by the Debt Purchaser under this deed must be made in immediately available funds, without any set off, deductions, withholdings or counterclaims.
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                                     - 3 -

EXECUTED as a deed in Sydney

SIGNED SEALED & DELIVERED for         ) /s/ Robert Tracy
and on behalf of MONTE CELLO          ) ----------------------------------------
CORPORATION NV by its Attorney        ) By signing the Attorney states that
in the presence of:                   ) s/he has no notice of the revocation of
                                      ) the power of attorney

    /s/ Alexander Mufford
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Witness

      Alexander Mufford
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Print Name



SIGNED SEALED AND DELIVERED           )
for and on behalf of CITIBANK NA      )
by                                    ) /s/ Thomas E. O'Callaghan
its duly constituted Attorney under   ) ----------------------------------------
Power of Attorney registered in the   ) By signing the Attorney states that
office of the Registrar General No    ) s/he has no notice of the revocation of
Book                 (NSW) who is     ) the power of attorney
personally known to me:               )

       /s/ S. Parsons
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Witness

         S. PARSONS
-----------------------------
Print Name



SIGNED SEALED AND DELIVERED
for and on behalf of CITIBANK         )
LIMITED by                            )
its duly constituted Attorney under   ) /s/ Konstanty Nafranowicz
Power of Attorney registered in the   ) ----------------------------------------
office of the Registrar General No.   ) By signing the Attorney states that
Book      (NSW) who is personally     ) s/he has no notice of the revocation of
known to me:                          ) the power of attorney
                                      )
       /s/ S. Parsons
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        S. PARSONS